Supplement dated March 7, 2014
to the Classes Institutional, R-1, R-2, R-3, R-4, R-5, and S Shares Prospectus
for Principal Funds, Inc.
dated December 30, 2013

(as supplemented on January 2, 2014 and February 7, 2014)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

FUND SUMMARIES

DIVERSIFIED REAL ASSET FUND
Under the Investment Advisor and Portfolio Managers heading for Principal Management Corporation, delete the information and substitute:

•	Jake S. Anonson (since 2014), Senior Portfolio Strategist

•	Jessica S. Bush (since 2014), Investment Strategist

•	Marcus W. Dummer (since 2014), Senior Portfolio Strategist

•	James W. Fennessey (since 2014), Vice President

•	Kelly A. Grossman (since 2010), Senior Product Manager

•	Benjamin E. Rotenberg (since 2014), Senior Portfolio Strategist

GLOBAL MULTI-STRATEGY FUND
Under the Investment Advisor and Portfolio Managers heading for Principal Management Corporation, delete the information and substitute:

•	Jake S. Anonson (since 2014), Senior Portfolio Strategist

•	Jessica S. Bush (since 2014), Investment Strategist

•	Marcus W. Dummer (since 2014), Senior Portfolio Strategist

•	James W. Fennessey (since 2014), Vice President

•	Kelly A. Grossman (since 2011), Senior Product Manager

•	Benjamin E. Rotenberg (since 2014), Senior Portfolio Strategist

MANAGEMENT OF THE FUNDS

Under The Sub-Advisors heading, delete the paragraph that begins “The Diversified Real Asset and Global Multi-Strategy Funds,” and substitute the following:

The Diversified Real Asset and Global Multi-Strategy Funds have multiple Sub-Advisors and a team at Principal, consisting of Jake Anonson, Jessica Bush, Marcus Dummer, James Fennessey, Kelly Grossman, and Benjamin Rotenberg, determines the portion of those Funds’ assets each Sub-Advisor will manage and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. This team shares day-to-day portfolio management, sharing authority, with no limitation on the authority of one portfolio manager in relation to another. The decision to reallocate Fund assets between the Sub-Advisors may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors occur as a Sub-Advisor liquidates assets in the normal course of portfolio management or with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Delete the paragraphs about Mr. Finnegan, Ms. Grossman, and Mr. Reichart and add the following:

Jake S. Anonson joined the Principal Financial Group in 2012. He worked at Miles Capital from 2010 – 2012. Prior to that, Mr. Anonson worked at Principal Financial Group. Mr. Anonson is a Senior Portfolio Strategist for Principal and a member of the Principal Funds Investment Committee. He is responsible for conducting research, assessing risk, and making relative value recommendations relating to the equity component of the Principal Portfolio Construction StrategiesSM (Global Diversified Income Fund, Diversified Real Asset Fund, and Global Multi-Strategy Fund). Mr. Anonson earned a BA and BS from the University of Northern Iowa and a MBA from Iowa State University. Mr. Anonson has earned the right to use the Chartered Financial Analyst.

Jessica S. Bush joined the Principal Financial Group in 2006. Ms. Bush is an Investment Strategist for Principal and a member of Principal Funds Investment Committee. She is responsible for the manager selection, oversight, and asset allocation decisions for the Principal Portfolio Construction StrategiesSM (Global Diversified Income Fund, Diversified Real Asset Fund, and Global Multi-Strategy Fund). Previously Ms. Bush was a Sr. Research Analyst responsible for analyzing, interpreting and coordinating investment performance data and evaluation of the investment managers under the due diligence program that monitors investment managers used by the Principal Funds. Ms. Bush earned a B.A. in Business Administration from the University of Michigan. She has earned the right to use the Chartered Financial Analyst designation.

Marcus W. Dummer joined the Principal Financial Group in 2003. Mr. Dummer is a Senior Portfolio Strategist for Principal and a member Principal Funds Investment Committee. He is responsible for conducting research, assessing risk, and making relative value recommendations relating to the fixed-income component of the Principal Portfolio Construction StrategiesSM (Global Diversified Income Fund, Diversified Real Asset Fund, and Global Multi-Strategy Fund). Mr. Dummer earned a Bachelor’s degree in Finance and an M.B.A. from the University of Utah.

James W. Fennessey joined the Principal Financial Group in 2000. He is the Head of the Manager Research Team that is responsible for analyzing, interpreting and coordinating investment performance data and evaluation of the investment managers under the due diligence program that monitors investment managers used by the Principal Funds and is a member of Principal Funds Investment Committee. Mr. Fennessey earned a B.S. in Business Administration, with an emphasis in Finance, and a minor in Economics from Truman State University. He has earned the right to use the Chartered Financial Analyst designation.

Kelly A. Grossman joined the Principal Financial Group in 1991. She is Senior Product Manager at Principal and a member Principal Funds Investment Committee. Prior to that, she was a Managing Director within the Capital Markets and Structured Products Group at Principal Global Investors. Ms. Grossman earned a B.A. in mathematics and computer science from the University of Northern Iowa. She is a fellow of the Society of Actuaries and a member of the American Academy of Actuaries.

Benjamin E. Rotenberg joined the Principal Financial Group in 2014. Prior to that, he served as a Managing Director with Cliffwater LLC. Mr. Rotenberg is a Senior Portfolio Strategist for Principal and a member Principal Funds Investment Committee. In this role, he is responsible for risk assessment within the alternative strategies as well as supporting the portfolio decision making process for the Principal Portfolio Construction StrategiesSM (Global Diversified Income Fund, Diversified Real Asset Fund, and Global Multi-Strategy Fund). He earned a Bachelor’s degree in International Relations and Russian from Pomona College. Mr. Rotenberg has earned the right to use the Chartered Financial Analyst designation.

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